LEASES	12 Months Ended
Dec. 31, 2016
Leases [Abstract]
LEASES
LEASES

We lease certain real estate under operating lease agreements with original terms ranging from one to ten years.  We are required to pay real estate taxes and other occupancy costs under these leases. Certain leases carry renewal options of five to fifteen years.  We also lease motor vehicles, equipment, and an aircraft under operating lease agreements for periods of one to ten years.  Future minimum payments under non-cancelable operating leases on December 31, 2016 are as follows (in thousands):

Operating Leases
2017	$17,664
2018	14,216
2019	8,798
2020	6,034
2021	4,180
Thereafter	4,974
Total minimum lease payments	$55,866

Rent expense was approximately $10.5 million, $6.3 million, and $5.2 million in 2016, 2015, and 2014, respectively.